EXHIBIT 32.01
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Brent D. Lang, Chief Executive Officer of Vocera Communications, Inc. (the “Company”), also serving as the Interim Chief Financial Officer of the Company, hereby certifies that, to his knowledge:
1. The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014, to which this Certification is attached as Exhibit 32.01 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
In Witness Whereof, the undersigned have set their hands hereto as of the 8th day of August 2014.

/s/ Brent D. Lang	/s/ Brent D. Lang
Brent D. Lang	Brent D. Lang
Chief Executive Officer	Interim Chief Financial Officer